Q3 2026 1 Company Presentation

Forward-Looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This presentation includes forward-looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts. When used in this presentation, the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. Although we believe the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; inflation; increases in interest rates; the ongoing conflict in Ukraine and its continuing effects on global trade; the on-going conflict in Israel; supply chain issues; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward- looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer on Non-GAAP Financial Measures This presentation includes Adjusted EBITDA, Adjusted EBITDA margin, levered free cash flow, unlevered free cash flow and net debt measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, and (v) other expenses or charges to exclude certain items that we believe are not reflective of the ongoing performance of our business. Adjusted EBITDA is used to calculate the Company’s leverage ratio, consistent with the terms of the Company’s ABL Facility. We believe Adjusted EBITDA is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA margin is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA margin is not a measure of net earnings or cash flows as determined by GAAP. Adjusted EBITDA margin is defined as the quotient of Adjusted EBITDA and total revenue. We believe Adjusted EBITDA margin is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure, as a percentage of revenues. We define Unlevered Free Cash Flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment and other proceeds plus cash interest expense. We define Levered Free Cash Flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment and other proceeds. Our management uses Unlevered and Levered Free Cash Flow to assess the Company’s liquidity and ability to repay maturing debt, fund operations and make additional investments. We believe that each of Unlevered and Levered Free Cash Flow provide useful information to investors because it is an important indicator of the Company’s liquidity, including its ability to reduce Net Debt and make strategic investments. We define Net Debt as total debt less cash and cash equivalents. We believe that Net Debt provides useful information to investors because it is an important indicator of the Company’s indebtedness. We define Adjusted SG&A margin as the quotient of selling, general and administrative expenses, adjusted for one-time costs and non-cash compensation, and revenues. We believe that Adjusted SG&A margin provides useful information to investors to understand and evaluate the non- core cost structure of the Company, excluding non-recurring costs. We define Consolidated net (loss) income margin as the quotient of consolidated net (loss) income and total revenue. We define Segment operating (loss) income margin as the quotient of segment operating (loss) income and segment revenue. We believe that Consolidated net (loss) income margin and Segment operating (loss) income margin provide useful information to investors to understand and evaluate core operating performance and trends across fiscal periods. Additional information is available on our website, www.klx.com. KLX Energy Services 2

3 NEXT LEVEL READINESS KLX Energy Services is a leading U.S. onshore provider of value-added, technologically-differentiated oilfield services focused on drilling, completion, intervention and production activities for the most technically demanding wells. NASDAQ KLXE Headquartered in Houston, TX Employees ~1,650 LTM Revenue $654MM Net Debt1 $183MM LTM Adjusted EBITDA $77MM Results reflect Q3 2026 LTM results and headcount is as of September 30,2026; LTM Adjusted EBITDA is a non-GAAP measure. For a reconciliation to the comparable GAAP measure, see Appendix. 1 We define Net Debt as total debt less cash and cash equivalents. As of September 30, 2026, total debt was $188.1MM and cash and cash equivalents were $5.0MM.

Pro Forma Capital Structure[1]

The Transaction provides $125MM of deleveraging, reducing existing interest burden

(dollar amounts in millions)

	Pre-Transaction[2]		Pro Forma[3]		
			30% / $37MM Shareholder Participation		
Tranche	**Balance**	**(x) EBITDA**	**Txn. Adj.**	**Balance**	**(x) EBITDA**
2028 ABL & FILO Facilities	$56		$-	$29[4]	
Amended 2030 Senior Notes	254		(88)	166[4]	
Total Debt	**$310**	**4.2x**	**($88)**	**$195**	**1.96x**
(-) Cash & Cash Equivalents	(8)		(37)	(5)	
Net Debt[5]	**$302**	**4.1x**	**($125)**	**$190**	**1.91x**
(+) Market Capitalization	48[6]		125	117[7]	
Enterprise Value	**$350**	**4.8x[13]**	**$-**	**$307**	**3.1x[13]**
Net Debt (Excluding ABL Facilities)	**$246**	**3.4x**		**$161**	**1.6x**
Annual Cash Interest[8]	**$36**	**0.5x**		**$23**	**0.2x**
Total Liquidity	**$53**			**$78[9]**	
LTM Q2'26 Adjusted EBITDA[10] / Q3'26 Run-Rate Adjusted EBITDA[11]	***$73***			***$100***	
Pro Forma Ownership:					
Existing Shareholders & ERO Participation	100.0%			43.9%	
Backstopping Noteholders	-%			56.1%	
Total	**100.0%**			**100.0%[12]**	

[1] Pro forma capital structure excludes transaction-related expenses and legal costs.
[2] Pre-transaction balances as of June 30th, 2026.
[3] Pro forma balances based on actual September 30th, 2026 Balance Sheet.
[4] Excludes $6.2MM of Senior Notes paydown (from rights offering proceeds) in October 2026.
[5] Excludes capital leases.
[6] Based on share price of $2.23 following market close on August 10th, 2026, pre-transaction announcement.
[7] Based on share price of $1.11 following market close on October 31st, 2026.
[8] Assumes 100% cash interest election on the Amended 2030 Senior Notes.
[9] Based on the September Borrowing Base Certificate under the ABL Facility
[10] LTM EBITDA is not pro forma for the Wolfpack acquisition; includes ~1 month of contribution only.
[11] Run-Rate Adjusted EBITDA calculated as actual Q3'26 Adjusted EBITDA annualized.
[12] Total shares outstanding as of October 31st, 2026 are 105.72 million.
[13] Adjusted EBITDA multiple is based on LTM Q2 for Pre-Transaction and on LQA Q3 for Pro Forma

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KLX Energy Services

KLX Energy Services At A Glance

COMPANY OVERVIEW

- Leading U.S. onshore provider of technologically-differentiated, mission critical services for the full life-cycle of technically demanding wells across major US oil and gas basins
- ~1,650 total team members, including a deeply experienced ops leadership team with an average of 30+ years of industry experience and 10+ years with KLX
- 41 patents supporting proprietary products and services
- Vertical integration with in-house machining and R&D
- Long-standing relationships with blue-chip customer base
- Platform created through combination of organic and inorganic growth

COMPANY HIGHLIGHTS

Market valuation:		
($mm)		**KLXE**
Equity market cap[1]		**$117**
Enterprise value		**$307**[3]
Multiples:	**Metrics**	
EV / LTM revenue	$654	0.5x
EV / LTM Adj. EBITDA[2]	$77	4.0x
EV / LQA Adj. EBITDA[2]	$100	3.1x
Credit metrics:		
Moody's rating		Caa1
Number of employees:		~1,650

As of Q3 2026. Company disclosure.

[1] Equity market cap per NASDAQ as of Oct. 31, 2026.

[2] Adjusted EBITDA is a non-GAAP measure. For a reconciliation to the comparable GAAP measure, see Appendix.

[3] Excludes $6.2MM of Senior Notes paydown (from rights offering proceeds) in October 2026.

GEOGRAPHIC DIVERSITY


Northeast / Mid-Con 30%
Marcellus and Utica basins + Mid-Con STACK, SCOOP, and Haynesville
Rockies 32%
Bakken, Williston, DJ, Uinta, Powder River, Piceance, and Niobrara basins
Q3 26 Revenue: $186MM
Permian Basin and Eagle Ford Basin
Southwest 38%

INDUSTRY LIFE CYCLE DIVERSITY


Production & Intervention 25%
Drilling 25%
Q3 26 Revenue: $186MM
Completion 50%

DIVERSIFIED PRODUCT OFFERINGS

Drilling (25% revenue)
- 94 measurement-while-drilling kits
- 460+ latest gen mud motors
- Leading team of Directional Drillers and MWD techs
- 800+ accommodation trailers (split with Completion)

Completion (50% revenue)
- 19 modern, large-diameter Coiled Tubing Units
- 46 Wireline Units (split with Production)
- 1,000+ frac valve capability complimented with ancillary flow iron, 50+ Guardian Isolation Tools and specialized missile equipment
- 200,000+ frac horsepower (2 spreads staffed and operating)
- Suite of proprietary tools & consumables
- Flowback and testing services

Production & Intervention (25% revenue)
- Leading fleet of fishing and rentals tools
- Leading fleet of 1,000+ rental BOPs
- 20 small diameter (2" or less) Coiled Tubing Units
- 30+ rig-assisted Snubbing Units
- Downhole production services

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6  Provide market leading onsite job execution and safety  Drive margin enhancing utilization  Focus on pricing and cost structure to drive margins  Expand share of wallet with top customers  Continue to de-lever through a combination of EBITDA growth, free cash flow generation, debt reduction and consolidation  Expand integrated suite of proprietary technology and products  Expand certain product service lines ("PSLs") geographically  Continue to redeploy and expand our asset base in certain PSLs as returns warrant  Believe KLX is the partner of choice for consolidation  Maximize long-term shareholder value via synergistic consolidation  WolfPack’s acquisition is another win-win transaction, which provides a conduit to liquidity for exceptional private oil service businesses Operational Excellence Augment Balance Sheet Strength Technology & Organic Growth Consolidation KLX Energy Services Strategic Focus

7 Recent Acquisition Case Study 2025 Adjusted EBITDA1 $6MM 2025 Revenue $38MM Total Consideration $17MM Accommodations Trailers Acquired ~350 2025 Net Income $1MM Fixed Cost Synergies $2.5MM+ Figures shown on this page are with respect to WolfPack 1 2025 Adjusted EBITDA is per WolfPack management reporting

KLX Energy Services

Recent Acquisition Case Study - WolfPack

TRANSACTION OVERVIEW

- $17MM purchase price, out of which $14MM paid at closing and $3MM deferred payment in either cash or KLX stock
- Initial $14MM funding from three funding sources:
  - Three-year term capital lease line of $10MM with $7MM drawn at close providing for $3MM of incremental growth capital
  - $6MM of contributed A/R wrapped into KLX ABL at close provided funding of $5.4MM
  - $800,000 of cash from balance sheet
- $5.8MM 2025 WolfPack management-reported Adjusted EBITDA
- FMV of assets per appraisal of $22MM+

GEOGRAPHIC FOOTPRINT


Locations:
Fulshear, TX
Carthage, TX
Midland, TX
Altair, TX
Leming, TX
Pecos, TX
Empire, OH
Bridgeport, WV

ASSETS & INTELLECTUAL PROPERTY

- ~350 trailers (crew quarters, mobile offices)
- 90+ guard trailers, cooling trailers, first-aid/safety trailers, shower/laundry trailers
- 500+ LTE cell towers & boosters, intercom systems, media peripherals, VoIP lines, satellite connect
- 180+ generators, self-contained light towers, portable transformers
- 5 solar surveillance trailers with live monitoring capability and app-enabled alerts & control
- Mobile drinking water plant, conventional water storage, mobile wastewater recycling plant
- Water filtration system intellectual property rights
- 1,600+ portable toilets, handwashing stations, trash collection & hauling, conventional sewage tanks
- 8 forklifts, mini excavators, man lifts, specialized material movers

SYNERGIES & INDUSTRIAL LOGIC

- $2.5MM+ fixed cost synergies projected to be realized in the next twelve months, with the majority of savings realized in the first six months
- Ability to eliminate three overlapping locations
- Adds scale in East Texas/Louisiana
- Doubles pro-forma South Texas revenue
- Potential cross-sell and drive pro-forma cost structure enhancements
- Adds two new basins; West Texas and Northeast where KLX has existing relationships
- Scale drives asset rotation efficiency
- High-quality customer base

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KLX Energy Services 9 Recent Acquisition Case Study - WolfPack Single-source provider of surface rentals – offering seamless, sustainable jobsite solutions . Temporary Workforce Housing & Offices Custom Structures Communications & connectivity Surveillance & security Power generation & lighting Water systems & sanitation services

Performance culture KPI tracking / data-driven decision making Veteran operators Technical expertise Alignment of incentives KLX Energy Services 10 Rigorous maintenance program Minimize downtime Comprehensive suite of equipment and tool sizes across all PSLs Employees value safe, professional field operations Strong interdependent safety culture and track record of strong safety metrics afford KLX the opportunity to work for the largest operators A Transformed KLX Long-term relationships with blue-chip customers Strong visibility into drilling and completion programs Significant operating leverage Return on capital focus People Performance Asset Integrity Safety Customer Focus Profitability

KLX Energy Services 11 Areas of Operation Revenue contribution based on Q3 2026 results. 1 Gas contribution includes Haynesville and Marcellus activity as primary dry gas exposure Headquarters Technology Center Southwest Operation Facilities Rockies Operation Facilities Northeast / Mid-Con Operation Facilities Rockies 32% Northeast/Mid-Con 30% Southwest 38% YTD 2026 REVENUE SPLIT BY COMMODITY1 Oil 84% Natural Gas 16%

KLX Energy Services

Diversified & Complementary Product Service Offering

- Diversified product service offering positions KLX to capture a larger percentage of customer spending across the lifecycle
- Refocused product service offering across core geographies to improve scale, utilization and returns

	Q3 2026 Revenue	Market Leader	Rockies	Southwest	Northeast/ Mid-Con	Select Products & Services
Directional Drilling	12%	✓	✓	✓	✓	MWD, proprietary K-Series mud motor, directional electronics and other modules
Accommodations	12%			✓	✓	Living accommodations, water & sewage services, light plants, generators and other
Coiled Tubing	17%	✓	✓	✓	✓	1-1/4" to 2-5/8" coiled tubing units
Pressure Pumping	12%		✓		✓	Acidizing, cement, frac
Other Completion Products & Services	15%		✓	✓	✓	Wireline, flowback, frac valve rental, proprietary composite & dissolvable plugs and other proprietary products
Tech Services	16%	✓	✓	✓	✓	Fishing tools & services, thru tubing, reverse units and snubbing
Rentals	16%	✓	✓	✓	✓	API certified BOPs, pressure control equipment, tubulars, torque and testing and pipe handling

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 Wide range of well construction equipment spanning a variety of sizes and configurations  HPHT float equipment  Latch-in plugs and wiper plugs  Centralizers  2-stage cement tools and annular casing packers  Liner hanger systems  Proprietary MWD tool design and packaging  Proprietary surface system  SHRIMPTM – Slim High-Res Inertial Measurement Probe  Mud Motor – proprietary lower end and in-house manufacturing  Fleet of open-hole fishing tools KLX Energy Services 13 Directional Drilling Well Construction Completions Production  Composite and PhantM dissolvable frac plugs  Retrievable packers and bridge plugs  Proprietary Oracle SRT Extended Reach Tool (“ERT”) (Two patents issued and two patents pending)  Proprietary and patented PDC bearing mud motor  Suite of Whisper Series electric Wireline, Snubbing and Coiled Tubing equipment  Production packers  Packer tubing accessories  Service tools for remedial and workover, including squeeze, cement, swab testing, etc.  Extensive inventory and comprehensive suite of specialized fishing tools Technological Differentiation Drives Operational Efficiencies

KLX Energy Services

In-House R&D Capability Supports Continuous Improvement

In-house R&D team works closely with operators to create, new value-added innovations that help minimize Non-Productive Time (NPT) and streamline operations

Engineering Breadth	▪ Dedicated R&D facility focusing primarily on: – Downhole products and solutions – Technical services support – Extended reach applications
Product Design	▪ KLX engineers are continuously designing innovative, value-added products as highlighted with our VISION suite of Downhole tools
Collaborative Engineering	▪ Frac rentals innovation ▪ Engineering team works closely with product line technical personnel and operators to fully understand operational challenges
Experienced Engineers	▪ Dedicated engineers supporting the R&D effort across the organization

"KLX has a **legacy of providing lasting results for the most challenging operations.** By **continually listening to our customers; investing in product innovation; and empowering our team of experts**, KLX embodies its mantra of, "Next Level Readiness."

– John Horgan, VP Operations, KLX

VISION Suite
Downhole Tools

KLX recently introduced its revolutionary VISION suite of Downhole Completion tools, delivering advanced engineering and customized solutions for downhole operators

SpectrA PDC VISION Suite of Downhole Tools	OracE-SRT VISION Suite of Downhole Tools	PhantM Dissolvables
		
Improved Efficiency Converts fluid flow into bit rotation and allows KLX to drill/mill up plugs and debris	**Extended Reach Tool** Offers unique way to resolve long lateral issues	**Setting the Standard** Dissolvable frac plugs that are highly engineered to exceeds industry standards
Pump at Faster Rates Mud lube bearings that allows KLX to meet operators' desire to pump at increasing rates	**Optimum Efficiency** Works in conjunction with KLX's downhole thru tubing motor system as a smarter solution	**Reduce Lost Time** Minimizes the need for interventions with highly engineered design
Long Lateral Solution Offers the capability to handle long laterals	**Full Data Capabilities** Captures important data to make quicker decisions	**Reduce Failures** Dissolvable plugs lower NPT and failures due to higher quality fabrication

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15 KLX Energy Services KLX – The Choice of Top Operators Revenue driven by top 10 customers in 2025 Significant leverage to and long-term relationships with the most active operators and industry consolidators ~550 45% Unique customers serviced in 2025 with no one customer accounting for more than 10% of 2025 revenue

16 Maintaining Market Share Source: Company & Baker Hughes. US LAND RIG COUNT AND KLX QUARTERLY REVENUE PER RIG COUNT

17 Significant Operating Leverage to a Rising Rig Count Environment Source: Company & Baker Hughes. US LAND RIG COUNT AND KLX QUARTERLY ADJ. EBITDA PER RIG COUNT

KLX Energy Services 18 Cycle-tested Leadership Team Chris Baker CEO 30+ years of industry experience Co-founded and COO of QES Managing Director – Oilfield Services for Quintana Energy Partners Citigroup Global Markets Inc. BS in Mechanical Engineering from Louisiana State University MBA from Rice University Geoff Stanford Interim CFO 25+ years of industry experience Served as QES CAO from 2018 to 2020 KLX CAO since the QES Merger in 2020 BS in Accounting and Finance from Louisiana State University MBA from Tulane University Licensed Certified Public Accountant in Texas and Louisiana Max Bouthillette CCO & GC 30+ years of industry experience Served as QES executive VP, General Counsel and CCO since IPO Previously served in executive and leadership roles with Archer, BJ and SLB BBA in Accounting from Texas A&M JD from the University of Houston John Horgan VP, Ops 35+ years of industry experience Previously led QES completion and production services US and International leadership roles over 20+ years with Halliburton BS from University of Texas

19 Capitalization & Leverage Profile Maturity 2025 ABL Facility Maturity Mar. 2028 Cash $5MM Liquidity $78MM Total Debt $188MM Net Debt1 $183MM Senior Notes Maturity Mar. 2030 As of Q3 2026. Company disclosure. 1 We define Net Debt as total debt less cash and cash equivalents. As of September 30, 2026, total debt was $188.1MM and cash and cash equivalents were $5.0MM.

KLX Energy Services 20 Q3 2026 Summary & Q4 2026 Guidance  Q4 revenue guidance of $172MM-$184MM Q4 2026 GUIDANCE (AS DISCLOSED IN EARNINGS RELEASE ON NOVEMBER 5, 2026) Q3 2026 SUMMARY  $186MM of Revenue increased 11% from last year’s third quarter  Adjusted EBITDA was approximately $25MM  Adjusted EBITDA Margin of 13%  Cash and liquidity of $5MM and $78MM, respectively  Total Debt of $188MM

$8 $7 $2 $6 $13$5 $7 $5 $8 $9$15 $15 $11 $13 $12 ($7) ($6) ($7) ($8) ($9) $21 $23 $11 $19 $25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Rockies Southwest Northeast / Mid-Con Corporate & Other KLX Energy Services 21 KLX Financial Summary REVENUE ($MM) LEVERED FREE CASH FLOW1 ($MM) ADJUSTED EBITDA1 ($MM) UNLEVERED FREE CASH FLOW1 ($MM) 1 Adjusted EBITDA, Adjusted EBITDA margin, levered free cash flow and unlevered free cash flow are non-GAAP measures. For a reconciliation to the comparable GAAP measures, see Appendix. $6 $9 ($5) $4 ($4) Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 13% 11%14% 8% $51 $46 $39 $51 $59 $57 $51 $54 $64 $71 $59 $60 $53 $52 $56 $167 $157 $145 $167 $186 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Rockies Southwest Northeast / Mid-Con Adjusted EBITDA margin1 13% $11 $15 ($1) $7 ($2) Q3'25 Q4'25 Q1'26 Q2'26 Q3'26

22 Corporate Headquarters 3040 POST OAK BLVD 15th Floor Houston, TX 77056 Investor Relations Geoffrey C. Stanford, SVP, Interim CFO & CAO (832) 930-8066 IR@klx.com

Appendix 23

KLX Energy Services

Reconciliation of Consolidated Net (Loss) Income to Adjusted EBITDA

(dollar amounts in millions)

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Consolidated net (loss) income[1]	$(19.9)	$(7.5)	$11.1	$13.2	$9.4	$11.4	$7.6	$(9.2)	$(22.2)	$(8.0)	$(8.2)	$(14.7)	$(27.9)	$(19.9)	$(14.3)	$(15.0)	$(24.0)	$(8.4)	$(15.5)
Income tax expense (benefit)	0.1	0.2	0.3	–	0.2	(0.3)	0.3	2.8	0.2	0.2	0.2	–	0.2	0.2	0.2	0.2	0.2	(1.7)	0.2
Interest expense, net	8.3	8.7	9.0	9.0	9.3	8.5	8.5	8.4	8.9	9.2	9.1	9.7	10.0	11.0	11.1	12.6	11.7	12.5	13.4
Loss (gain) on debt extinguishment	–	–	–	–	–	–	–	–	–	–	–	–	1.2	–	–	–	–	(0.3)	3.8
Operating (loss) income	(11.5)	1.4	20.4	22.2	18.9	19.6	16.4	2.0	(13.1)	1.4	1.1	(5.0)	(16.5)	(8.7)	(3.0)	(2.2)	(12.1)	2.1	1.9
Bargain purchase gain	–	–	–	–	(3.2)	1.2	0.1	–	–	–	–	–	–	–	–	–	–	(6.5)	(0.2)
Impairment and other charges	–	–	–	–	–	–	–	–	–	0.1	–	–	–	–	–	–	–	0.5	–
One-time costs (benefits), excluding impairment and other charges	2.0	1.2	1.7	(0.5)	5.3	0.5	0.5	0.5	2.3	1.4	1.8	1.6	4.8	2.9	0.3	0.5	1.0	1.2	1.8
Adjusted operating (loss) income	(9.5)	2.6	22.1	21.7	21.0	21.3	17.0	2.5	(10.8)	2.9	2.9	(3.4)	(11.7)	(5.8)	(2.7)	(1.7)	(11.1)	(2.7)	3.5
Depreciation and amortization	13.7	14.0	14.2	14.9	16.5	17.6	18.9	19.8	21.9	23.1	23.9	25.1	24.7	23.7	23.2	23.7	21.9	20.8	20.9
Non-cash compensation	0.7	0.8	0.8	0.7	0.7	0.8	0.8	0.7	0.9	1.0	1.0	1.0	0.8	0.6	0.6	0.5	0.3	0.6	0.5
Adjusted EBITDA (loss)	**$ 4.9**	**$ 17.4**	**$ 37.1**	**$ 37.3**	**$ 38.2**	**$ 39.7**	**$ 36.7**	**$ 23.0**	**$ 12.0**	**$ 27.0**	**$ 27.8**	**$ 22.7**	**$ 13.8**	**$ 18.5**	**$ 21.1**	**$ 22.5**	**$ 11.1**	**$ 18.7**	**$ 24.9**

*Previously announced quarterly numbers may not sum to the year-end total due to rounding.

(1) Quarterly cost of sales includes lease expense associated with five coiled tubing unit leases of $2.1 million in Q1 '21 through Q3 '23 and $2.0 million in Q4 '23.

(2) The one-time costs during the third quarter of 2026 relate mainly to legal costs, facility costs and other.

24

KLX Energy Services 25 Consolidated Net (Loss) Income Margin and Consolidated Adjusted EBITDA Margin Reconciliations (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Net (loss) income $(19.9) $(7.5) $11.1 $13.2 $9.4 $11.4 $7.6 $(9.2) $(22.2) $(8.0) $(8.2) $(14.7) $(27.9) $(19.9) $(14.3) $(15.0) $(24.0) $(8.4) $(15.5) Revenue 152.3 184.4 221.6 223.3 239.6 234.0 220.6 194.2 174.7 180.2 188.9 165.5 154.0 159.0 166.7 156.8 144.7 167.3 185.6 Consolidated net (loss) income margin percentage (13.1)% (4.1)% 5.0% 5.9% 3.9% 4.9% 3.4% (4.7)% (12.7)% (4.4)% (4.3)% (8.9)% (18.1)% (12.5)% (8.6)% (9.6)% (16.6)% (5.0)% (8.4)% Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Adjusted EBITDA $4.9 $17.4 $37.1 $37.3 $38.2 $39.7 $36.7 $23.0 $12.0 $27.0 $27.8 $22.7 $13.8 $18.5 $21.1 $22.5 $11.1 $18.7 $24.9 Revenue 152.3 184.4 221.6 223.3 239.6 234.0 220.6 194.2 174.7 180.2 188.9 165.5 154.0 159.0 166.7 156.8 144.7 167.3 185.6 Consolidated Adjusted EBITDA margin percentage 3.2% 9.4% 16.7% 16.7% 15.9% 17.0% 16.6% 11.8% 6.9% 15.0% 14.7% 13.7% 9.0% 11.6% 12.7% 14.3% 7.7% 11.2% 13.4%

KLX Energy Services 26 Reconciliation of Segment Operating (Loss) Income to Adjusted EBITDA (1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges. (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Rocky Mountains operating (loss) income $(0.8) $4.0 $11.7 $12.4 $9.8 $11.9 $17.7 $6.7 $(1.2) $10.5 $9.7 $4.7 $(0.2) $3.3 $1.8 $0.8 $(3.8) $0.3 $7.4 One-time costs1 0.1 0.1 0.3 — — — — — — — — — — 0.5 0.1 — — 0.5 — Adjusted operating (loss) income (0.7) 4.1 12.0 12.4 9.8 11.9 17.7 6.7 (1.2) 10.5 9.7 4.7 (0.2) 3.8 1.9 0.8 (3.8) 0.8 7.4 Depreciation and amortization expense 5.4 5.2 5.3 5.5 5.7 5.1 5.6 6.0 6.6 6.7 6.9 7.1 6.8 6.5 6.1 6.1 5.9 5.4 5.1 Non-cash compensation 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.1 0.1 0.1 0.0 0.0 0.1 0.1 Rocky Mountains Adjusted EBITDA $ 4.7 $ 9.3 $ 17.3 $ 17.9 $ 15.5 $ 17.0 $ 23.3 $ 12.7 $ 5.4 $ 17.2 $ 16.6 $ 11.8 $ 6.7 $ 10.4 $ 8.1 $ 6.9 $ 2.1 $ 6.3 $ 12.6

KLX Energy Services 27 Reconciliation of Segment Operating (Loss) Income to Adjusted EBITDA (1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges. (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Southwest operating (loss) income $(0.4) $2.0 $5.2 $7.7 $4.8 $8.1 $4.8 $1.7 $(0.7) $2.6 $0.7 $1.1 $3.0 $(1.7) $(3.4) $(1.6) $(3.4) $0.1 $0.6 One-time costs1 0.1 (0.2) 0.4 0.1 — — 0.2 0.3 — 0.4 0.2 0.3 0.3 0.5 0.1 0.2 0.1 — — Adjusted operating (loss) income (0.3) 1.8 5.6 7.8 4.8 8.1 5.0 2.0 (0.7) 3.0 0.9 1.4 3.3 (1.2) (3.3) (1.4) (3.3) 0.1 0.6 Depreciation and amortization expense 4.5 4.6 4.6 4.6 5.4 6.7 6.8 6.8 7.4 7.4 7.8 8.2 8.3 8.4 8.4 8.2 7.9 7.5 8.2 Non-cash compensation 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 0.0 0.0 0.0 Southwest Adjusted EBITDA $ 4.2 $ 6.4 $ 10.2 $ 12.4 $ 10.2 $ 14.8 $ 11.8 $ 8.8 $ 6.7 $ 10.4 $ 8.7 $ 9.6 $ 11.7 $ 7.2 $ 5.1 $ 6.8 $ 4.6 $ 7.6 $ 8.8

KLX Energy Services 28 Reconciliation of Segment Operating (Loss) Income to Adjusted EBITDA (1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges. (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Northeast/Mid-Con operating (loss) income $(0.8) $7.3 $17.2 $15.4 $18.7 $12.6 $5.2 $4.1 $2.4 $(2.5) $2.0 $0.3 $(8.1) $(1.3) $6.6 $6.5 $3.0 $5.1 $4.9 One-time costs1 0.1 0.1 — 0.1 — — — 0.1 0.3 0.2 — 0.1 1.8 0.1 (0.4) 0.1 — 0.2 0.1 Adjusted operating (loss) income (0.7) 7.4 17.2 15.5 18.7 12.6 5.2 4.2 2.7 (2.3) 2.0 0.4 (6.3) (1.2) 6.2 6.6 3.0 5.3 5.0 Depreciation and amortization expense 3.4 3.6 4.0 4.2 5.0 5.4 6.1 6.4 7.4 8.6 8.9 9.3 9.0 8.4 8.3 8.5 7.9 7.2 7.2 Non-cash compensation 0.0 0.1 0.1 0.0 0.0 0.0 0.1 0.1 0.1 0.1 0.0 0.1 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Northeast/Mid-Con Adjusted EBITDA $ 2.7 $ 11.1 $ 21.3 $ 19.7 $ 23.7 $ 18.0 $ 11.4 $ 10.7 $ 10.2 $ 6.4 $ 10.9 $ 9.8 $ 2.7 $ 7.2 $ 14.5 $ 15.1 $ 10.9 $ 12.5 $ 12.2

KLX Energy Services

Segment Operating (Loss) Income Margin Reconciliation

(dollar amounts in millions)

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Rocky Mountains																			
Operating (loss) income	$(0.8)	$4.0	$11.7	$12.4	$9.8	$11.9	$17.7	$6.7	$(1.2)	$10.5	$9.7	$4.7	$(0.2)	$3.3	$1.8	$0.8	$(3.8)	$0.3	$7.4
Revenue	43.3	53.1	66.5	66.1	67.9	66.4	77.0	60.0	45.6	61.4	67.9	54.0	47.8	54.1	50.8	46.3	38.6	50.8	58.6
Segment operating (loss) income margin percentage	**(1.8)%**	**7.5 %**	**17.6 %**	**18.8 %**	**14.4 %**	**17.9 %**	**23.0 %**	**11.2 %**	**(2.6)%**	**17.1 %**	**14.3 %**	**8.7 %**	**(0.4)%**	**6.1 %**	**3.5 %**	**1.7 %**	**(9.8)%**	**0.6 %**	**12.6 %**
Southwest																			
Operating (loss) income	$(0.4)	$2.0	$5.2	$7.7	$4.8	$8.1	$4.8	$1.7	$(0.7)	$2.6	$0.7	$1.1	$3.0	$(1.7)	$(3.4)	$(1.6)	$(3.4)	$0.1	$0.6
Revenue	51.9	60.0	68.5	74.8	73.4	86.3	77.8	67.3	69.4	69.9	68.6	61.4	65.2	58.8	56.6	50.9	53.6	64.5	70.9
Segment operating (loss) income margin percentage	**(0.8)%**	**3.3 %**	**7.6 %**	**10.3 %**	**6.5 %**	**9.4 %**	**6.2 %**	**2.5 %**	**(1.0)%**	**3.7 %**	**1.0 %**	**1.8 %**	**4.6 %**	**(2.9)%**	**(6.0)%**	**(3.1)%**	**(6.3)%**	**0.2 %**	**0.8 %**
Northeast/Mid-Con																			
Operating (loss) income	$(0.8)	$7.3	$17.2	$15.4	$18.7	$12.6	$5.2	$4.1	$2.4	$(2.5)	$2.0	$0.3	$(8.1)	$(1.3)	$6.6	$6.5	$3.0	$5.1	$4.9
Revenue	57.1	71.3	86.6	82.4	98.3	81.3	65.8	66.9	59.7	48.9	52.4	50.1	41.0	46.1	59.3	59.6	52.5	52.0	56.1
Segment operating (loss) income margin percentage	**(1.4)%**	**10.2 %**	**19.9 %**	**18.7 %**	**19.0 %**	**15.5 %**	**7.9 %**	**6.1 %**	**4.0 %**	**(5.1)%**	**3.8 %**	**0.6 %**	**(19.8)%**	**(2.8)%**	**11.1 %**	**10.9 %**	**5.7 %**	**9.8 %**	**8.7 %**

29

KLX Energy Services

Segment Adjusted EBITDA Margin Reconciliation

(dollar amounts in millions)

	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Rocky Mountains																			
Adjusted EBITDA	$4.7	$9.3	$17.3	$17.9	$15.5	$17.0	$23.3	$12.7	$5.4	$17.2	$16.6	$11.8	$6.7	$10.4	$8.1	$6.9	$2.1	$6.3	$12.6
Revenue	43.3	53.1	66.5	66.1	67.9	66.4	77.0	60.0	45.6	61.4	67.9	54.0	47.8	54.1	50.8	46.3	38.6	50.8	58.6
Adjusted EBITDA margin percentage	**10.9 %**	**17.5 %**	**26.0 %**	**27.1 %**	**22.8 %**	**25.6 %**	**30.3 %**	**21.2 %**	**11.8 %**	**28.0 %**	**24.4 %**	**21.9 %**	**14.0 %**	**19.2 %**	**15.9 %**	**14.9 %**	**5.4 %**	**12.4 %**	**21.5 %**
Southwest																			
Adjusted EBITDA	$4.2	$6.4	$10.2	$12.4	$10.2	$14.8	$11.8	$8.8	$6.7	$10.4	$8.7	$9.6	$11.7	$7.2	$5.1	$6.8	$4.6	$7.6	$8.8
Revenue	51.9	60.0	68.5	74.8	73.4	86.3	77.8	67.3	69.4	69.9	68.6	61.4	65.2	58.8	56.6	50.9	53.6	64.5	70.9
Adjusted EBITDA margin percentage	**8.1 %**	**10.7 %**	**14.9 %**	**16.6 %**	**13.9 %**	**17.1 %**	**15.2 %**	**13.1 %**	**9.7 %**	**14.9 %**	**12.7 %**	**15.6 %**	**17.9 %**	**12.2 %**	**9.0 %**	**13.4 %**	**8.6 %**	**11.8 %**	**12.4 %**
Northeast/Mid-Con																			
Adjusted EBITDA	$2.7	$11.1	$21.3	$19.7	$23.7	$18.0	$11.4	$10.7	$10.2	$6.4	$10.9	$9.8	$2.7	$7.2	$14.5	$15.1	$10.9	$12.5	$12.2
Revenue	57.1	71.3	86.6	82.4	98.3	81.3	65.8	66.9	59.7	48.9	52.4	50.1	41.0	46.1	59.3	59.6	52.5	52.0	56.1
Adjusted EBITDA margin percentage	**4.7 %**	**15.6 %**	**24.6 %**	**23.9 %**	**24.1 %**	**22.1 %**	**17.3 %**	**16.0 %**	**17.1 %**	**13.1 %**	**20.8 %**	**19.6 %**	**6.6 %**	**15.6 %**	**24.5 %**	**25.3 %**	**20.8 %**	**24.0 %**	**21.7 %**

30

KLX Energy Services 31 Adjusted SG&A Margin Reconciliation (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Adjusted selling, general and administrative expenses $14.3 $15.9 $17.1 $19.4 $20.2 $20.7 $17.5 $19.0 $18.7 $17.1 $18.6 $15.8 $16.5 $15.1 $14.8 $12.5 $10.8 $17.3 $16.6 Revenue 152.3 184.4 221.6 223.3 239.6 234.0 220.6 194.2 174.7 180.2 188.9 165.5 154.0 159.0 166.7 156.8 144.7 167.3 185.6 Adjusted SG&A margin percentage 9.4% 8.6% 7.7% 8.7% 8.4% 8.8% 7.9% 9.8% 10.7% 9.5% 9.9% 9.5% 10.7% 9.5% 8.9% 8.0% 7.5% 10.3% 8.9%

KLX Energy Services 32 Annualized Quarterly (LQA) Adjusted EBITDA Reconciliation (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Adjusted EBITDA $4.9 $17.4 $37.1 $37.3 $38.2 $39.7 $36.7 $23.0 $12.0 $27.0 $27.8 $22.7 $13.8 $18.5 $21.1 $22.5 $11.1 $18.7 $24.9 Multiplied by four quarters 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 4 Annualized Quarterly Adjusted EBITDA $19.6 $69.6 $148.4 $149.2 $152.8 $158.8 $146.8 $92.0 $48.0 $108.0 $111.2 $90.8 $55.2 $74.0 $84.4 $90.0 $44.4 $74.8 $99.6

KLX Energy Services 33 Free Cash Flow Reconciliation (dollar amounts in millions) Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Net cash flow (used in) provided by operating activities $(6.2) $(8.4) $18.5 $11.8 $(8.6) $60.0 $25.6 $38.6 $(10.8) $22.2 $16.8 $26.0 $(37.6) $19.1 $13.5 $12.5 $0.3 $10.5 $6.7 Capital expenditures (5.8) (7.8) (12.5) (9.5) (10.3) (16.2) (17.8) (12.8) (13.5) (15.3) (21.0) (15.3) (15.0) (12.7) (12.0) (9.4) (8.7) (8.6) (12.6) Proceeds from sale of property and equipment 2.6 3.9 5.3 5.1 5.0 3.5 4.8 3.0 3.3 3.3 2.6 4.8 4.8 1.6 4.2 5.6 3.4 2.2 1.8 Pro forma adjustment for Q1 2025 — — — — — — — — — — — — 33.0 — — — — — — Levered Free Cash Flow (9.4) (12.3) 11.3 7.4 (13.9) 47.3 12.6 28.8 (21.0) 10.2 (1.6) 15.5 (14.8) 8.0 5.7 8.7 (5.0) 4.1 (4.1) Add: Cash interest expense, net 8.3 8.7 9.0 9.0 9.3 8.5 9.1 8.4 8.9 9.2 9.1 9.7 9.4 3.9 5.1 6.7 3.6 2.5 2.6 Unlevered Free Cash Flow $ (1.1) $ (3.6) $ 20.3 $ 16.4 $ (4.6) $ 55.8 $ 21.7 $ 37.2 $ (12.1) $ 19.4 $ 7.5 $ 25.2 $ (5.4) $ 11.9 $ 10.8 $ 15.4 $ (1.4) $ 6.6 $ (1.5)